Regulatory Matters, Commitments, Contingencies And Environmental Liabilities Regulatory Matters, Commitments, Contingencies And Environemental Liabilities (Environmental Liabilities) (Details) - USD ($)
$ in Millions
	Dec. 31, 2014	Dec. 31, 2013
Environmental Remediation Obligations [Abstract]
Current	$ 41	$ 47
Non-current	360	356
Total environmental liabilities	$ 401	$ 403